Exhibit 99.3

M/I HOMES, INC.

4,000,000 Depositary Shares

Each Representing 1/1,000th of a

9.75% Series A Preferred Share

(Non-Cumulative, Liquidation Preference $25.00 per Depositary Share)

Underwriting Agreement

New York, New York

March 8, 2007

Wachovia Capital Markets, LLC

301 South College St.

Charlotte, NC 28288

as Representative of the several

   Underwriters named

   in Schedule II hereto

Ladies and Gentlemen:

M/I Homes, Inc., a corporation organized under the laws of Ohio (the “Company”), proposes to sell to the several underwriters named in Schedule II hereto (the “Underwriters”), for whom you (the “Representative”) are acting as representative, 4,000,000 depositary shares (the “Depositary Shares”), each representing 1/1,000th of a 9.75% Series A Preferred Share (the “Series A Preferred Shares”), having a liquidation preference equivalent to $25.00 per Depositary Share (said Depositary Shares to be issued and sold by the Company being hereinafter called the “Underwritten Securities”) to be issued under a deposit agreement (the “Deposit Agreement”), between the Company and Computershare Trust Company, N.A., as Depositary (the “Depositary”). The Company also proposes to grant to the Underwriters an option to purchase up to 600,000 Depositary Shares as set forth in Schedule I hereto to cover over-allotments, if any (the “Option Securities”; the Option Securities, together with the Underwritten Securities, being hereinafter called the “Securities”). Any reference herein to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Base Prospectus, any Preliminary Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the

Registration Statement or the issue date of the Base Prospectus, any Preliminary Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. Certain terms used herein are defined in Section 20 hereof.

1. Representations and Warranties. The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1.

(a) The Company meets the requirements for use of Form S-3 under the Act and has prepared and filed with the Commission a registration statement (the file number of which is set forth in Schedule I hereto) on Form S-3, including a related Base Prospectus, for registration under the Act of the offering and sale of certain securities to be issued from time to time by the Company. Such Registration Statement, including any amendments thereto filed prior to the Execution Time, has become effective. The Company may have filed with the Commission, as part of an amendment to the Registration Statement or pursuant to Rule 424(b), one or more preliminary prospectus supplements relating to the Securities, each of which has previously been furnished to you. The Company will file with the Commission a final prospectus supplement relating to the Securities in accordance with Rule 424(b). As filed, such final prospectus supplement shall contain all information required by the Act and the rules thereunder, and, except to the extent the Representative shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Base Prospectus and any Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. The Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x).

(b) On each Effective Date, the Registration Statement did, and when the Final Prospectus is first filed in accordance with Rule 424(b) and on the Closing Date (as defined herein) and on any date on which Option Securities are purchased, if such date is not the Closing Date (a “settlement date”), the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; on each Effective Date and at the Execution Time, the Registration Statement did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the date of any filing pursuant to Rule 424(b) and on the Closing Date and any settlement date, the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representative specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto), it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 9 hereof.

(c) (i) The Disclosure Package and (ii) each electronic road show, when taken together as a whole with the Disclosure Package, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Disclosure Package based upon and in conformity with written information furnished to the Company by any Underwriter through the Representative specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 9 hereof.

(d) (i) At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2)) of the Securities and (ii) as of the Execution Time (with such date being used as the determination date for purposes of this clause (ii)), the Company was not and is not an Ineligible Issuer (as defined in Rule 405), without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an Ineligible Issuer.

(e) Each Issuer Free Writing Prospectus and the final term sheet prepared and filed pursuant to Section 5(b) hereto does not include any information that conflicts with the information contained in the Registration Statement, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof that has not been superseded or modified. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Company by any Underwriter through the Representative specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 9 hereof.

(f) The documents incorporated by reference in the Disclosure Package and the Final Prospectus, when they were or are filed with the Commission, conformed or will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and none of such documents contained or will contain, in each case as of the date of its filing, any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(g) The Company is not after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Disclosure Package and the Final Prospectus, an “investment company” within the meaning of such term under the United States Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

(h) The Company is subject to and in full compliance with the reporting requirements of Section 13 or Section 15(d) of the Exchange Act.

(i) The Company has not paid or agreed to pay to any person any compensation for soliciting another to purchase the Securities (except as contemplated by this Agreement).

(j) The Company has not taken, directly or indirectly, any action designed to or that has constituted or that might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(k) Each of the Company and its subsidiaries has been duly organized and is validly existing and in good standing under the laws of its respective jurisdiction of organization, is duly qualified to do business and is in good standing in each jurisdiction in which its respective ownership or lease of property or the conduct of its respective businesses requires such qualification, except where the failure to so qualify could not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business (a “Material Adverse Effect”), and have all requisite corporate, limited liability company or other power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged.

(l) All the issued and outstanding equity securities of each subsidiary of the Company have been duly authorized and validly issued and, as to shares of capital stock of any subsidiary that is a corporation, are fully paid and non-assessable and (except for directors’ qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims other than restrictions on transfer imposed by applicable securities laws. The Company does not own or control, directly or indirectly, any subsidiaries other than those entities listed on Schedule III (each a “Subsidiary” and collectively the “Subsidiaries”); and, other than the Subsidiaries, the Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, limited liability company, association or other entity other than those listed on Schedule IV (collectively, the “Joint Ventures”).

(m) The statements in the Preliminary Prospectus under the headings “Certain United States Federal Income Tax Considerations”; “Description of the Series A Preferred Shares”; “Description of the Depositary Shares” and under Item 3 “Legal Proceedings” in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2006 incorporated by reference in the Preliminary Prospectus fairly summarize the matters therein described.

(n) This Agreement has been duly authorized, executed and delivered by the Company; the Deposit Agreement has been duly authorized, executed and delivered by the Company and constitutes a legal, valid, binding instrument enforceable against the Company in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally from time to time in effect and to general principles of equity); and the Securities have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement, and, when issued and delivered to and paid for by the

Underwriters, will be duly authorized, validly issued, fully paid and non-assessable and will have been offered and sold in compliance, in all material respects, with all applicable laws (including, without limitation, federal or state securities laws). The description of the Securities, and the statements related thereto, contained in the Disclosure Package or the Final Prospectus are, and at the Closing Date, will be, complete and accurate in all material respects. Upon payment of the purchase price therefor and delivery of certificates representing the Securities in accordance herewith, each of the Underwriters will receive good, valid and marketable title to the Securities, free and clear of all security interests, mortgages, pledges, liens, encumbrances, claims and equities. The form of depositary receipts to be used to evidence the Securities will be in due and proper form and will comply, in all material respects, with all applicable legal requirements. No common shares or preferred shares of the Company are reserved for any purpose other than securities to be issued pursuant to this Agreement and except as disclosed in the Disclosure Package and the Final Prospectus.

(o) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated hereby, or in the Deposit Agreement, except such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in the Disclosure Package and the Final Prospectus.

(p) None of the execution and delivery of this Agreement or of the Deposit Agreement, the issuance and sale of the Securities or the consummation of any other of the transactions hereby or thereby contemplated, or the fulfillment of the terms hereof or thereof will (i) conflict with, result in a material breach or violation of any of the terms or provisions of, constitute a default under or the imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company or any of the Subsidiaries is subject, (ii) result in any violation of the provisions of the organizational documents of the Company or (iii) result in a violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties or assets.

(q) Except as set forth in the Registration Statement, the Disclosure Package and the Final Prospectus, no holders of securities of the Company have rights to the registration of such securities under the Registration Statement.

(r) The consolidated historical financial statements (including the related notes and supporting schedules) of the Company and its consolidated Subsidiaries included or incorporated by reference in the Disclosure Package and the Final Prospectus present fairly in all material respects the consolidated financial condition, results of operations and cash flows of the Company and its consolidated Subsidiaries, as of the dates and for the periods indicated, comply as to form with the applicable accounting requirement of Regulation S-X and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein); the selected financial data set forth under the caption “Selected Historical Consolidated Financial and Other Data” in the

Preliminary Prospectus and the Final Prospectus fairly present, on the basis stated in the Preliminary Prospectus and the Final Prospectus, the information included therein; and the other financial and statistical information and data are, in all material respects, accurately presented and prepared on a basis consistent with such consolidated historical financial statements and the books and records of the Company and its consolidated Subsidiaries. None of the Company or the Subsidiaries has any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations or any “variable interest entities” within the meaning of Financial Accounting Standards Board Interpretation No. 46), not disclosed in the Preliminary Prospectus and the Final Prospectus.

(s) Except as described or incorporated by reference in the Disclosure Package and the Final Prospectus, there are no legal or governmental proceedings pending to which the Company or any of the Subsidiaries is a party or of which any property or assets of the Company or any of the Subsidiaries is the subject that, individually or in the aggregate, (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the Deposit Agreement, or the consummation of any of the transactions contemplated hereby or thereby or (ii) could reasonably be expected to have a Material Adverse Effect; and to the Company’s knowledge, no such proceedings are threatened by governmental authorities or by others.

(t) None of the Company nor any of the Subsidiaries has sustained, since December 31, 2006, any loss or interference with the business of the Company and the Subsidiaries, taken as a whole, from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the Disclosure Package and the Final Prospectus, resulting in a Material Adverse Effect; and, since such date, there has not been any material change in the capital stock or long-term debt of the Company or any material adverse change, or any development which could be reasonably likely to result in a material adverse change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Company and the Subsidiaries taken as a whole, otherwise than as set forth in the Disclosure Package and the Final Prospectus.

(u) Since December 31, 2006 and through the date hereof, and except as may otherwise be disclosed or incorporated by reference in the Disclosure Package and the Final Prospectus, (A) the Company has not (i) entered into any material transaction not in the ordinary course of business or (ii) incurred any material liability other than in the ordinary course of business, and (B) the Company has not declared or paid any dividend on its capital stock other than its publicly announced first quarter dividend.

(v) The Company and the Subsidiaries own the items of real property and personal property purported to be owned by them which are material to the conduct of the business of the Company and the Subsidiaries taken as a whole, free and clear of all liens, encumbrances and defects, except such as are described or incorporated by reference in the Disclosure Package and the Final Prospectus or could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. All real property held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are described or incorporated by reference in the Disclosure Package and the Final Prospectus or such as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(w) Neither the Company nor any of the Subsidiaries (i) is in violation of its organizational documents, (ii) is in default and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, which default could reasonably be expected to have a Material Adverse Effect, (iii) is in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business which violation or failure could reasonably be expected to have a Material Adverse Effect or (iv) has received any notice of proceedings relating to the revocation or modification of any such license, permit, certificate, franchise or other governmental authorization or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package and the Final Prospectus (exclusive of any amendment or supplement thereto).

(x) Deloitte & Touche LLP, who have reported on the audited financial statements of the Company and its consolidated subsidiaries and whose report with respect to such audited consolidated financial statements is included or incorporated by reference in the Preliminary Prospectus, the Final Prospectus and the Registration Statement, are independent public accountants with respect to the Company within the meaning of the Act and the rules and regulations promulgated thereunder and Rule 3600T of the Public Company Accounting Oversight Board.

(y) There are no stamp or other issuance or transfer taxes or duties or other similar fees or charges required to be paid in connection with the execution and delivery of this Agreement or the issuance or sale by the Company of the Securities.

(z) The Company has filed all federal, state and local income and franchise tax returns required to be filed or has requested extensions thereof (except in any case in which the failure to file would not have a Material Adverse Effect and except as set forth in or incorporated in the Disclosure Package and the Final Prospectus (exclusive of any amendment or supplement thereto after the date hereof)) through the date hereof and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent any of the foregoing is due and payable, and no tax deficiency has been determined adversely to the Company or any of the Subsidiaries which has had (nor does the Company have any knowledge of any tax deficiency which could reasonably be expected to have) a Material Adverse Effect.

(aa) No labor disturbances by the employees of the Company exist or, to the knowledge of the Company, are imminent which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(bb) The Company and each of the Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as in the aggregate is prudent and customary for the business in which each is engaged.

(cc) The Company and each of the Subsidiaries owns or possesses adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of their respective businesses the absence of which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect and have no reason to believe that the conduct of their respective businesses will conflict with, and have not received any notice of any claim of conflict with, any such rights of others.

(dd) No Significant Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Significant Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Significant Subsidiary from the Company or from transferring any of such Significant Subsidiary’s property or assets to the Company or any other Significant Subsidiary, except as described in or contemplated in the Disclosure Package and the Final Prospectus (exclusive of any amendment or supplement thereto).

(ee) The Company and the Subsidiaries possess all licenses, certificates, permits and other authorizations issued by the appropriate U.S. federal, state or non U.S. regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any of the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package and the Final Prospectus (exclusive of any amendment or supplement thereto).

(ff) The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(gg) Except as are described or incorporated by reference in the Disclosure Package and the Final Prospectus, all real property owned (either presently or at any time in the past), or presently leased by the Company and the Subsidiaries in connection with the operation of its business, including, without limitation, any subsurface soils and ground water (collectively, the “Realty”), is free of contamination from any Hazardous Material (as defined below) which could reasonably be expected to materially impair the beneficial use thereof by the Company and the Subsidiaries, constitute or cause a significant health, safety or other environmental hazard to occupants or users or result in a violation of or liability under any Environmental Law (as defined below), (except Hazardous Materials which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect; and the Realty does not contain any underground storage or treatment tanks, active or abandoned water, gas or oil wells, or any other underground improvements or structures, other than the foundations, footings or other supports for the improvements located thereon, the presence of which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Notwithstanding the foregoing, Hazardous Materials shall be deemed not to include any supplies or substances maintained, used, stored or held on the Realty which are (i) naturally occurring, (ii) installed by public utilities or (iii) used in the ordinary course of the Company’s or the Subsidiaries’ business, provided that such supplies or substances are stored, used, maintained and held in all material respects in accordance with any applicable Environmental Laws and with restrictions, conditions and standards suggested by the manufacturer and the Company’s insurance carriers.

The term “Hazardous Materials” means any pollutant, contaminant, waste, chemical, material, substance or constituent, including without limitation, any radioactive substance, methane, asbestos, polychlorinated biphynls, which are subject to regulation or can give rise to liability under any Environmental Law.

Except as are described or incorporated by reference in the Disclosure Package and the Final Prospectus, and except, as individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, (i) the Company and each of its subsidiaries is in compliance with, and not subject to liability under, any applicable Environmental Law; (ii) there is no action, suit, demand, claim, written notice of violation, notice or demand letter or written request for information pending or, to the knowledge of the Company and each of its Subsidiaries threatened, against any of them under or pursuant to any Environmental Law; (iii) neither the Company nor any of its Subsidiaries is conducting or financing any investigation, response or other corrective action pursuant to any Environmental Law at any site or facility, nor is any of them subject or party to any order, judgment, decree, contract or agreement which obligates it to conduct or finance any such action, nor has any of them assumed by contract or agreement any obligation or liability under any Environmental Law.

(hh) In the ordinary course of its business, the Company periodically reviews the effect of any and all applicable non-U.S., U.S. federal, state and local laws and regulations relating to the protection of human health and safety, pollution or protection of the environment, including, without limitation, those relating to the use, generation, storage, treatment, disposal, transport, release or threat of release of Hazardous Materials (“Environmental Laws”) on the business, operations and properties of the Company and the Subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties); on the basis of such review, the Company has reasonably concluded that such associated costs and liabilities, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, except as set forth in the Disclosure Package and the Final Prospectus (exclusive of any amendment or supplement thereto).

(ii) The minimum funding standard under Section 302 of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (“ERISA”), has been satisfied by each “pension plan” (as defined in Section 3(2) of ERISA) which has been established or maintained by the Company and/or one or more of the Subsidiaries, and the trust forming part of each such plan which is intended to be qualified under Section 401 of the Code is so qualified; each of the Company and the Subsidiaries has fulfilled its obligations, if any, under Section 515 of ERISA; neither the Company nor any of the Subsidiaries maintains or is required to contribute to a “welfare plan” (as defined in Section 3(1) of ERISA) which provides retiree or other post-employment welfare benefits or insurance coverage (other than “continuation coverage” (as defined in Section 602 of ERISA)); each pension plan and welfare plan established or maintained by the Company and/or one or more of the Subsidiaries is in compliance in all material respects with the currently applicable provisions of ERISA; and neither the Company nor any of the Subsidiaries has incurred or could reasonably be expected to incur any withdrawal liability under Section 4201 of ERISA, any liability under Section 4062, 4063, or 4064 of ERISA, or any other liability under Title IV of ERISA.

(jj) The subsidiaries listed on Annex A attached hereto are the only “significant subsidiaries” of the Company (as defined in Rule 1.02 of Regulation S-X under the Act.)

(kk) None of the Company, its Subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or Affiliate of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such Persons of Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and the Company, its Subsidiaries and, to the knowledge of the Company, its Affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(ll) The operations of the Company and the Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the Subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(mm) There is and has been no failure on the part of the Company and any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

(nn) None of the Company, any of the Subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or Affiliate of the Company or any of the Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

Any certificate signed by any officer of the Company and delivered to the Representative or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

2. Purchase and Sale.

(a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in Schedule I hereto, plus accrued dividends, if any, with respect to the Securities from March 15, 2007, to the Closing Date, the number of Underwritten Securities set forth opposite such Underwriter’s name in Schedule II hereto.

(b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to the number of Option Securities set forth in Schedule I hereto at the same purchase price per share as the Underwriters shall pay for the Underwritten Securities. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Securities by the Underwriters. Said option may be exercised in whole or in part at any time on or before the 30th day after the date of the Final Prospectus upon written or telegraphic notice by the Representative to the Company setting forth the number of Option Securities as to which the several Underwriters are exercising the option and the settlement date. The number of Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Securities, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares.

3. Delivery and Payment. Delivery of and payment for the Underwritten Securities and the Option Securities (if the option provided for in Section 2(b) hereof shall have been exercised on or before the third Business Day immediately preceding the Closing Date) shall be made on the date and at the time specified in Schedule I hereto or at such time on such later date not more than three Business Days after the foregoing date as the Representative shall designate, which date and time may be postponed by agreement between the Representative and the Company or as provided in Section 10 hereof (such date and time of delivery and payment for the Securities being herein called the “Closing Date”). Delivery of the Securities shall be made to the Representative for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representative of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. Delivery of the Underwritten Securities and the Option Securities shall be made through the facilities of The Depository Trust Company unless the Representative shall otherwise instruct.

If the option provided for in Section 2(b) hereof is exercised after the third Business Day immediately preceding the Closing Date, the Company will deliver the Option Securities (at the expense of the Company) to the Representative, at One Wachovia Center, 301 South College Street, Charlotte, North Carolina 28288, on the date specified by the Representative (which shall be within three Business Days after exercise of said option) for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representative of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. If settlement for the Option Securities occurs after the Closing Date, the Company will deliver to the Representative on the settlement date for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 7 hereof.

4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Final Prospectus.

5. Agreements. The Company agrees with the several Underwriters that:

(a) Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement (including the Final Prospectus or any Preliminary Prospectus) to the Base Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. The Company will cause the Final Prospectus, properly completed, and any supplement thereto to be filed in a form approved by the Representative with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representative of such timely filing. The Company will promptly advise the Representative (i) when the Final Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (ii) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (iii) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Final Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any notice objecting to its use or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its commercially reasonable efforts to prevent the issuance of any such stop order or the occurrence of any such suspension or objection to the use of the Registration Statement and, upon such issuance, occurrence or notice of objection, to obtain as soon as possible the withdrawal of such stop order or relief from such occurrence or objection, including, if necessary, by filing an amendment to the Registration Statement or a new registration statement and using its best efforts to have such amendment or new registration statement declared effective as soon as practicable.

(b) To prepare a final term sheet, containing solely a description of final terms of the Securities and the offering thereof, in the form approved by you and attached as Schedule VI hereto and, if the filing of such final term sheet is required pursuant to Rule 433(d), to file such term sheet pursuant to Rule 433(d) within the time required by such Rule.

(c) If, at any time prior to the filing of the Final Prospectus pursuant to Rule 424(b), any event occurs as a result of which the Disclosure Package would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made or the circumstances then prevailing not misleading, the Company will (i) notify promptly the Representative so that any use of the Disclosure Package may cease until it is amended or supplemented; (ii) amend or supplement the Disclosure Package to correct such statement or omission; and (iii) supply any amendment or supplement to you in such quantities as you may reasonably request.

(d) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172), any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made at such time not misleading, or if it shall be necessary to amend the Registration Statement, file a new registration statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, including in connection with use or delivery of the Final Prospectus, the Company promptly will (i) notify the Representative of any such event, (ii) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement or new registration statement which will correct such statement or omission or effect such compliance, (iii) use its commercially reasonable efforts to have any amendment to the Registration Statement or new registration statement declared effective as soon as practicable in order to avoid any disruption in use of the Final Prospectus and (iv) supply any supplemented Final Prospectus to you in such quantities as you may reasonably request.

(e) As soon as practicable, the Company will make generally available to its security holders and to the Representative an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158.

(f) The Company will furnish to the Representative and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172), as many copies of each Preliminary Prospectus, the Final Prospectus and each Issuer Free Writing Prospectus and any supplement thereto as the Representative may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

(g) The Company will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representative may designate and will maintain such qualifications in effect so long as required for the distribution of the Securities; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

(h) The Company agrees that, unless it has or shall have obtained the prior written consent of the Representative, and each Underwriter, severally and not jointly, agrees with the Company that, unless it has or shall have obtained, as the case may be, the prior written consent of the Company, it has not made and will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405) required to be filed by the Company with the Commission or retained by the Company under Rule 433, other than a free writing prospectus containing the information contained in the final term sheet prepared and filed pursuant to Section 5(b) hereof; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the Free Writing Prospectuses included in Schedule V hereto and any electronic road show. Any such free writing prospectus consented to by the Representative or the Company is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company agrees that (x) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and (y) it has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

(i) The Company will not, without the prior written consent of Wachovia Capital Markets, LLC, offer, sell, contract to sell, pledge, or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act shares of any class of capital stock of the Company (other than the Securities) which is preferred as to the payment of dividends, or as to the distribution of assets upon any liquidation or dissolution of the Company, over shares of any other class of capital stock of the Company or publicly announce an intention to effect any such transaction, until the Business Day set forth on Schedule I hereto. Notwithstanding the foregoing, if (x) during the last 17 days of the 45-day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs, or (y) prior to the expiration of the 45-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 45-day period, the restrictions imposed in this clause shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. The Company will provide the Representative and any co-managers with prior notice of any such announcement that gives rise to an extension of the restricted period.

(j) The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(k) The Company agrees to pay the costs and expenses relating to the following matters: (i) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), each Preliminary Prospectus, the Final Prospectus and each Issuer Free Writing Prospectus, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Preliminary Prospectus, the Final Prospectus and each Issuer Free Writing Prospectus, and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (iv) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (v) the registration of the Securities under the Exchange Act and the listing of the Securities on the New York Stock Exchange; (vi) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such registration and qualification); (vii) any filings required to be made with the NASD, Inc. (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such filings); (viii) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Securities; (ix) the fees and expenses of the Company’s accountants and the fees and expenses of counsel (including local and special counsel) for the Company; and (x) all other costs and expenses incident to the performance by the Company of its obligations hereunder. It is understood, however, that except as permitted in this Section 5, the Underwriters will pay all of their own costs and expenses, including, but not limited to, the fees of their counsel.

6. Qualified Independent Underwriter.

(a) The Company hereby confirms its engagement of the services of Wachovia Capital Markets, LLC as a “qualified independent underwriter,” (in such capacity the “QIU”) within the meaning of Section (b)(15) of Rule 2720 of the Conduct Rules of the National Association of Securities Dealers, Inc., with respect to the offering and sale of the Securities.

(b) The QIU hereby represents and warrants to, and agrees with, the Company and the Underwriters that with respect to the offering and sale of the Offered Securities as described in the Prospectus and Prospectus Supplement:

(i) The QIU constitutes a “qualified independent underwriter” within the meaning of Section (b)(15) of Rule 2720 of the Conduct Rules of the National Association of Securities Dealers, Inc.;

(ii) The QIU has participated in the preparation of the Preliminary Prospectus and the Final Prospectus and has exercised the usual standards of “due diligence” in respect thereto;

(iii) The QIU has undertaken the legal responsibilities and liabilities of an underwriter under the Securities Act of 1933, as amended, specifically including those inherent in Section 11 thereof; and

(iv) Based upon (A) a review of the Company, including an examination of the Registration Statement, information regarding the earnings, assets, capital structure and growth rate of the Company and other pertinent financial and statistical data, (B) inquiries of and conferences with the management of the Company and its counsel and independent public accountants regarding the business and operations of the Company, (C) consideration of the prospects for the industry in which the Company competes, estimates of the business potential of the Company, assessments of its management, the general condition of the securities markets, market prices of the capital stock and debt securities of, and financial and operating data concerning, companies believed by the QIU to be comparable to the Company with preferred stock similar to the Securities and the demand for securities of comparable companies similar to the Securities, and (D) such other studies, analyses and investigations as the QIU has deemed appropriate, and assuming that the offering and sale of the Offered Securities is made as contemplated herein and in the Preliminary Prospectus and Final Prospectus, the QIU recommends, as of the date of the execution and delivery of this Agreement, that the yields on the Offered Securities be not less than 9.75%, which minimum yields should in no way be considered or relied upon as an indication of the value of the Securities.

(c) The QIU hereby agrees with the Company and the Underwriters that, as part of its services hereunder, in the event of any amendment or supplement to either the Preliminary Prospectus or the Final Prospectus, the QIU will render services as a “qualified independent underwriter,” in accordance with Rule 2710 of the Conduct Rules of the National Association of Securities Dealers, Inc., as such term is defined in Section (b)(15) of Rule 2720 of the Conduct Rules of the National Association of Securities Dealers, Inc. with respect to the offering and sale of the Securities as described in either the Preliminary Prospectus or the Final Prospectus, as so amended or supplemented, that are substantially the same as those services being rendered with respect to the offering and sale of the Securities as described in the Preliminary Prospectus and the Final Prospectus (including those described above).

7. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwritten Securities and the Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

(a) The Final Prospectus, and any supplement thereto, have been filed in the manner and within the time period required by Rule 424(b); the final term sheet contemplated by Section 5(b) hereof, and any other material required to be filed by the Company pursuant to Rule 433(d) under the Act, shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433; and no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

(b) The Company shall have requested and caused to be furnished to the Representative legal opinions, dated the Closing Date and addressed to the Representative, from the following parties:

(i) Vorys, Sater, Seymour and Pease LLP, counsel for the Company, in the form attached hereto as Exhibit A.

(ii) J. Thomas Mason, General Counsel for the Company, in the form of Exhibit B.

(c) The Representative shall have received from Cahill Gordon & Reindel LLP, counsel for the Underwriters, an opinion and negative assurance letter, each dated the Closing Date and addressed to the Representative, with respect to the issuance and sale of the Securities, the Registration Statement, the Disclosure Package, the Final Prospectus (together with any supplement thereto) and other related matters as the Representative may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(d) The Company shall have furnished to the Representative a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Disclosure Package, the Final Prospectus and any supplements or amendments thereto, as well as each electronic road show used in connection with the offering of the Securities, and this Agreement and that:

(i) the representations and warranties of the Company in this Agreement are true and correct in all material respects (disregarding any qualifications contained herein regarding materiality or Material Adverse Effect) on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied in all material respects with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

(ii) no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use has been issued and no proceedings for that purpose have been instituted or, to the Company’s knowledge, threatened; and

(iii) since the date of the most recent financial statements included in the Disclosure Package and the Final Prospectus (exclusive of any supplement thereto), there has been no material adverse change, or any development involving a prospective change, in the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, except as set forth in or contemplated in the Disclosure Package and the Final Prospectus (exclusive of any supplement thereto).

(e) The Company shall have requested and caused Deloitte & Touche LLP to have furnished to the Representative, at the Execution Time and at the Closing Date, letters (which may refer to letters previously delivered to one or more of the Representative), dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representative, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable rules and regulations adopted by the Commission thereunder and stating in effect that:

(i) in their opinion the audited financial statements and financial statement schedules included or incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Final Prospectus and reported on by them comply as to form with the applicable accounting requirements of Regulation S-X;

(ii) on the basis of a reading of the latest unaudited financial statements made available by the Company and the Subsidiaries; a reading of the minutes of the meetings of the stockholders and Board of Directors (and committees thereof) of the Company and the Subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and the Subsidiaries as to transactions and events subsequent to December 31, 2006, nothing came to their attention which caused them to believe that:

(A) with respect to the period subsequent to December 31, 2006, there were any changes, at a specified date not more than five days prior to the date of the letter, in the long-term debt of the Company and its consolidated subsidiaries or capital stock of the Company or decreases in the shareholders’ equity of the Company or working capital of the Company and its consolidated subsidiaries as compared with the amounts shown on the December 31, 2006 consolidated balance sheet included or incorporated by reference in the Final Prospectus, or for the period from January 1, 2007 to such specified date there were any decreases, as compared with the corresponding period in the preceding year in net income or income before income taxes or in total or per share amounts of net income of the Company and its consolidated subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representative; and

(B) the information included in the Preliminary Prospectus and the Final Prospectus under the heading “Selected Consolidated Historical Financial and Other Data” and in Item 11 of the Company’s Annual Report on Form 10-K, incorporated by reference in the Preliminary Prospectus and the Final Prospectus, is not in conformity with the disclosure requirements of Regulation S-K;

(iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its consolidated subsidiaries) set forth or incorporated by reference in the Final Prospectus, including, without limitation, the information set forth under the captions “Selected Historical Consolidated Financial and Other Data” in the Preliminary Prospectus and the Final Prospectus, the information included or incorporated by reference in Items 1, 2, 6, 7 and 11 of the Company’s Annual Report on Form 10-K, incorporated by reference in the Final Prospectus and the information included in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included or incorporated by reference in the Company’s annual report on Form 10-K or reports on Form 8-K, incorporated by reference in the Final Prospectus, agrees with the accounting records of the Company and its consolidated subsidiaries, excluding any questions of legal interpretation.

References to the Final Prospectus in this paragraph (e) include any supplement thereto at the date of the letter.

(f) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (e) of this Section 7 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiaries taken as a whole, except as set forth in or contemplated in the Disclosure Package and the Final Prospectus (exclusive of any amendment or supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representative, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof), the Disclosure Package and the Final Prospectus (exclusive of any amendment or supplement thereto).

(g) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company’s debt securities by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

(h) Prior to the Closing Date, the Company shall have furnished to the Representative such further information, certificates and documents as the Representative may reasonably request.

(i) Application shall have been made to have the Securities listed for trading on the New York Stock Exchange, and satisfactory evidence of such actions shall have been provided to the Representative.

If any of the conditions specified in this Section 7 shall not have been fulfilled when and as provided in this Agreement, this Agreement and all obligations of the Underwriters hereunder may be cancelled at, or at any time prior to, the Closing Date by the Representative. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

The documents required to be delivered by this Section 7 will be delivered at the office of Cahill Gordon & Reindel LLP , counsel for the Underwriters, at 80 Pine Street, New York, NY 10005, on the Closing Date.

8. Reimbursement of Underwriters’ Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied, because of any termination pursuant to Section 11 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters and the QIU severally through Wachovia Capital Markets, LLC on demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

9. Indemnification and Contribution.

(a) The Company agrees to indemnify and hold harmless each Underwriter, the QIU, the directors, officers, employees, Affiliates and agents of each Underwriter and the QIU and each person who controls any Underwriter or the QIU within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other U.S. federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Base Prospectus, any Preliminary Prospectus or any other preliminary prospectus supplement relating to the Securities, the Final Prospectus, any Issuer Free Writing Prospectus or the information contained in the final term sheet required to be prepared and filed pursuant to Section 5(b) hereto, or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter or the QIU through the Representative specifically for inclusion therein. This indemnity agreement will be in addition to any liability that the Company may otherwise have.

(b) Each Underwriter and the QIU severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter or the QIU, as applicable, but only with reference to written information relating to such Underwriter or the QIU, as applicable, furnished to the Company by or on behalf of such Underwriter through the Representative specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability that any Underwriter or the QIU may otherwise have. The Company acknowledges that the statements set forth (i) in the last paragraph of the cover page regarding delivery of the Securities and, under the heading “Underwriting” (ii) the list of Underwriters and their respective participation in the sale of the Securities, (iii) the sentences related to concessions and reallowances and (iv) the paragraph related to stabilization, syndicate covering transactions and penalty bids in any Preliminary Prospectus and the Final Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus, the Final Prospectus or any Issuer Free Writing Prospectus.

(c) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel (including local counsel) of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel, other than local counsel if not appointed by the indemnifying party, retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel (including local counsel) to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent (x) includes an unconditional release of each indemnified party from, in form and substance satisfactory to such indemnified party, all liability arising out of such claim, action, suit or proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 9 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company, the Underwriters and the QIU severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending any loss, claim, damage, liability or action) (collectively “Losses”) to which the Company and one or more of the Underwriters or the QIU may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Underwriters and the QIU on the other from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters and the QIU severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters and the QIU on the other in connection with the statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, benefits received by the Underwriters and the QIU shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters and the QIU agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 9, each person who controls an Underwriter or the QIU within the meaning of either the Act or the Exchange Act and each director, officer, employee, Affiliate and agent of an Underwriter or the QIU shall have the same rights to contribution as such Underwriter or the QIU, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d). The Underwritters’ obligations to contribute pursuant to this Section 9 are several in proportion to their respective purchase obligations hereunder and not joint.

10. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule II hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 10, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representative shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

11. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representative, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in the Company’s Common Shares shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange, American Stock Exchange or the Nasdaq Global Market shall have been suspended or limited or minimum prices shall have been established on any of such exchanges or the Nasdaq Global Market, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representative, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Preliminary Prospectus or the Final Prospectus (exclusive of any amendment or supplement thereto).

12. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 9 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 8 and 9 hereof shall survive the termination or cancellation of this Agreement.

13. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representative, will be mailed, delivered or telefaxed to the Wachovia Capital Markets, LLC General Counsel (fax no.: (704) 383-0353) and confirmed to the General Counsel, Wachovia Capital Markets, LLC, at 301 South College St., Charlotte, NC 28288, Attention: General Counsel; or, if sent to the Company, will be mailed, delivered or telefaxed to the Company (fax no.: (614) 418-8080) and confirmed to it at 3 Easton Oval, Suite 500, Columbus, Ohio 43219, Attention: General Counsel, with a copy mailed, delivered or telefaxed to Vorys, Sater, Seymour and Pease LLP, 52 East Gay Street, Columbus, Ohio 43215, Attention: Ronald A. Robins, Jr. (fax no.: (614) 719-4926).

14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and the indemnified persons referred to in Section 9 hereof, and their respective successors, and no other person will have any right or obligation hereunder.

15. No Fiduciary Duty. The Company hereby acknowledges that (a) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and the Underwriters and any affiliate through which it may be acting, on the other, (b) the Underwriters are acting as principal and not as an agent or fiduciary of the Company and (c) the Company’s engagement of the Underwriters in connection with the offering and the process leading up to the offering is as independent contractors and not in any other capacity. Furthermore, the Company agrees that it is solely responsible for making its own judgments in connection with the offering (irrespective of whether any of the Underwriters has advised or is currently advising the Company on related or other matters). The Company agrees that it will not claim that the Underwriters have rendered advisory services of any nature or respect, or owe an agency, fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

16. Integration. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Underwriters, or any of them, with respect to the subject matter hereof.

17. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York. The Company hereby waives any right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement.

18. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

19. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

20. Definitions. The terms that follow, when used in this Agreement, shall have the meanings indicated.

“Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Base Prospectus” shall mean the base prospectus referred to in paragraph 1(a) above contained in the Registration Statement at the Execution Time.

“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

“Commission” shall mean the Securities and Exchange Commission.

“Disclosure Package” shall mean (i) the Base Prospectus, (ii) the Preliminary Prospectus used most recently prior to the Execution Time, (iii) the Issuer Free Writing Prospectuses, if any, identified in Schedule V hereto, (iv) the final term sheet prepared and filed pursuant to Section 5(b) hereto, if any, and (v) any other Free Writing Prospectus that the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package.

“Effective Date” shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or becomes effective.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Execution Time” shall mean 8:00 p.m. (New York City time) on March 8, 2007.

“Final Prospectus” shall mean the prospectus supplement relating to the Securities that was first filed pursuant to Rule 424(b) after the Execution Time, together with the Base Prospectus.

“Free Writing Prospectus” shall mean a free writing prospectus, as defined in Rule 405.

“Issuer Free Writing Prospectus” shall mean an issuer free writing prospectus, as defined in Rule 433.

“Preliminary Prospectus” shall mean any preliminary prospectus supplement to the Base Prospectus referred to in paragraph 1(a) above which is used prior to the filing of the Final Prospectus, together with the Base Prospectus.

“Registration Statement” shall mean the registration statement referred to in paragraph 1(a) above, including exhibits and financial statements and any prospectus supplement relating to the Securities that is filed with the Commission pursuant to Rule 424(b) and deemed part of such registration statement pursuant to Rule 430B, as amended on each Effective Date and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be.

“Rule 158”, “Rule 163”, “Rule 164”, “Rule 172”, “Rule 405”, “Rule 415”, “Rule 424”, “Rule 430B”, “Rule 433” and “Rule 462” refer to such rules under the Act.

“Rule 462(b) Registration Statement” shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in Section 1(a) hereof.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

Very truly yours,

M/I HOMES, INC.

By:	/s/ J. Thomas Mason
Name:	J. Thomas Mason
Title:	Senior Vice President and General Counsel

The foregoing Agreement is hereby confirmed and accepted as of the date specified in Schedule I hereto.

For themselves and the other several Underwriters, if any, named in Schedule II to the foregoing Agreement.

By:	Wachovia Capital Markets, LLC

By:	/s/ Jim Stenson
Name:	Jim Stenson
Title:	Managing Director

SCHEDULE I

Underwriting Agreement dated March 8, 2007

Registration Statement No. 333–85662

Representative: Wachovia Capital Markets, LLC

Title, Purchase Price and Description of Securities:

   Title: Depositary Shares, each representing 1/1,000th of a 9.75% Series A Preferred Share

   Number of Underwritten Securities to be sold by the Company: 4,000,000

   Number of Option Securities to be sold by the Company: 600,000

   Price per Share to Public (include accrued dividends, if any): $25.00

   Price per Share to the Underwriters: $24.2125

Closing Date, Time and Location: March 15, 2007 at 10:00 a.m. at Cahill Gordon & Reindel LLP , counsel for the Underwriters, at 80 Pine Street, New York, NY 10005.

Type of Offering: Non-Delayed

Date referred to in Section 5(i) after which the Company may offer or sell securities issued by the Company without the consent of the Representative April 29, 2007.

Modification of items to be covered by the letter from Deloitte & Touche LLP delivered pursuant to Section 6(e) at the Execution Time:

SCHEDULE II

Underwriters	Number of Underwritten Securities to be Purchased
Wachovia Capital Markets, LLC.	2,920,636
Credit Suisse Securities (USA) LLC	285,714
J.P. Morgan Securities Inc.	285,714
Greenwich Capital Markets, Inc.	126,984
The Huntington Investment Company	126,984
KeyBanc Capital Markets, a division of McDonald Investments Inc.	126,984
SunTrust Capital Markets, Inc.	126,984

Total	4,000,000

SCHEDULE III

Subsidiaries

M/I Financial Corp., an Ohio corporation.
MHO, LLC, a Florida limited liability company.
M/I Homes Service Corp., an Ohio corporation.
M/I Properties, LLC, an Ohio limited liability company.
Northeast Office Venture, LLC, a Delaware limited liability company
M/I Title Agency Ltd., an Ohio limited liability company.
M/I Homes First Indiana LLC, an Indiana limited liability company.
Washington Metro Residential Title Agency LLC, a Virginia limited liability company.
M/I Homes Second Indiana LLC, an Indiana limited liability company.
M/I Homes of Indiana, L.P., an Indiana limited partnership.
M/I Homes of Florida, LLC, a Florida limited liability company.
M/I Homes of Tampa, LLC, a Florida limited liability company.
M/I Homes of Orlando, LLC, a Florida limited liability company
M/I Homes of West Palm Beach, LLC, a Florida limited liability company
MHO Holdings, LLC, a Florida limited liability company.
M/I Homes of Charlotte, LLC a Delaware limited liability company.
M/I Homes of Raleigh, LLC, a Delaware limited liability company.
M/I Homes of DC, LLC, a Delaware limited liability company.
M/I Homes of Cincinnati, LLC, an Ohio limited liability company.
M/I Homes of Central Ohio, LLC, an Ohio limited liability company.
The Fields at Perry Hall, LLC, a Maryland limited liability company.
Wilson Farm, LLC, a Maryland limited liability company.
TransOhio Residential Title Agency, Ltd., an Ohio limited liability company.
K-Tampa, LLC, a Florida limited liability company.
M/I Homes of Lake County, LLC, a Florida limited liability company.
M/I-Majestic Oaks GP, LLC, a Florida limited liability company.
Etowah, LLC, a Florida limited liability company.
M/I Insurance Agency, LLC, an Ohio limited liability company.

SCHEDULE IV

Joint Ventures

		% of
JOINT VENTURE NAME	PARTNERS NAMES	OWNERSHIP
COLUMBUS JOINT VENTURES

Tussic Road Associates, LLC	*M/I Homes of Central Ohio, LLC	33 1/3
(Sherbrook)	Dominion Homes, Inc.	33 1/3
	Homewood Corporation	33 1/3

Lehman Road Associates LLC	*M/I Homes of Central Ohio, LLC	33 1/3
(Meadows at Winchester)	Dominion Homes, Inc.	33 1/3
	Homewood Corporation	33 1/3

Newport Village, Ltd.	M/I Homes of Central Ohio, LLC	50
	*Homewood Corporation	50

King Farm, LLC	M/I Homes of Central Ohio, LLC	50
(Westbrooke Park)	*Homewood Corporation	50

HMI Properties, Ltd.	M/I Homes of Central Ohio, LLC	50
(Park @ Harrison Pond)	*Homewood Corporation	50

Woods at Reynoldsburg, LLC	*M/I Homes of Central Ohio, LLC	66 2/3
(Park at Waggoner)	Homewood Corporation	33 1/3

DHMI Lakes, Ltd.	M/I Homes of Central Ohio, LLC	50
(Highland Lakes)	*Dominion Homes, Inc.	50

131 River Road, LLC	*M/I Homes of Central Ohio, LLC	33 1/3
(Park Trails)	Dominion Homes, Inc.	33 1/3
	Homewood Corporation	33 1/3

Diley Road	M/I Homes of Central Ohio, LLC	50
(Fox Glen/Diley Road—Columbus)	*Dominion Homes, Inc.	50
(Villages @ Sycamore Creek—Horizon)

Hoover Park, Ltd.	M/I Homes of Central Ohio, LLC	50
(Holton Run)	*Homewood Corporation	50

Home Road, Ltd.	M/I Homes of Central Ohio, LLC	50
(Scioto Reserve)	*Homewood Corporation	50

AD Creek, LLC	*M/I Homes of Central Ohio, LLC	33 1/3
(Lakewood—Columbus)	Dominion Homes, Inc.	33 1/3
(Fairways @ Lakewood—Showcase)	Homewood Corporation	33 1/3

Plain City, Ltd.	M/I Homes of Central Ohio, LLC	50
(Copperfield)	*Homewood Corporation	50

Cheshire Road LLC	*M/I Homes of Central Ohio, LLC	50

(Cheshire Crossing)	Dominion Homes, Inc.	50
(Cheshire Crossing West)

Hilliard Green, Ltd, LLC	*M/I Homes of Central Ohio, LLC	50
Hilliard Meadows, (JAL)	Dominion Homes, Inc.	50

Cheshire Woods, LLC	*M/I Homes of Central Ohio, LLC	50
	Homewood Corporation	50

Hidden Creek Estates, LLC	M/I Homes of Central Ohio, LLC	50
	Mobley Homes of Ohio, LLC	50

Woods at Jefferson, Ltd.	*M/I Homes of Central Ohio, LLC	33 1/3
(Waggoner Chase)	Dominion Homes, Inc.	33 1/3
(Waggoner Woods)	Homewood Corporation	33 1/3
(Willow Brook—McNeil/Curb Appeal)
(Cedar Run—Sicaras)

Powell Road, LLC	*M/I Homes of Central Ohio, LLC	50
(Prestwick Commons)	Homewood Corporation	50

Big Run Ltd.	M/I Homes of Central Ohio, LLC	50
(Alkire Lakes)	*Dominion Homes, Inc.	50

Broad/Galloway Associates, LLC	M/I Homes of Central Ohio, LLC	50
(Galloway Highlands)	*Dominion Homes, Inc.	50
(Alta Rome, Blauser)

SHOWCASE JOINT VENTURES

Medallion Properties, LLC	*M/I Homes of Central Ohio, LLC	50
	F.A. Kohler Company, Inc.	50

TAMPA JOINT VENTURE

Palm Cove Developers, LLC	M/I Homes of Tampa, LLC	50
	Ashton Tampa Residential, LLC	50

Triple Creek, LLC	M/I Homes of Tampa, LLC	50
	Centex Homes	50

Majestic Oaks Developers	M/I Homes of Tampa, LLC	49.9
	M/I-Majestic Oaks GP, LLC	0.1
	Avatar Properties, Inc.	49.9
	Avatar-Majestic Oaks GP, LLC	0.1

Long Lake Ranch, LLC	M/I Homes of Tampa, LLC	50
	Beazer Homes Corp.	50

ORLANDO JOINT VENTURE
Wetherbee Ventures, LLC	M/I Homes of Orlando, LLC	50
	*Beazer Homes Corp.	50

SCHEDULE V

Schedule of Free Writing Prospectuses included in the Disclosure Package

Issuer Free Writing Prospectus dated March 8, 2007

SCHEDULE VI

See Attached.

Issuer Free Writing Prospectus

Filed by: M/I Homes, Inc.

Pursuant to Rule 433 under the Securities Act of 1933

Registration Statement No. on Form S-3: 333-85662

March 8, 2007

M/I Homes, Inc.

Depositary Shares, each representing 1/1,000th of a 9.75% Series A Preferred Share

Final Term Sheet

Issuer:	M/I Homes, Inc.

Security:	Depositary Shares, each representing 1/1,000th of a 9.75% Series A Preferred Share

Security Ratings:	B2/B/B+ (negative/negative/stable)

CUSIP:	55305B 200

Offering size:	4,000,000 Depositary Shares

Over-allotment option:	600,000 Depositary Shares

Type of security:	SEC Registered—Registration Statement on Form S-3: No. 333-85662; preliminary prospectus supplement dated March 7, 2007

Public offering price:	$25.00 per Depositary Share (plus accrued dividends, if any, from March 15, 2007; $100,000,000 total ($115,000,000 total, if over-allotment option is exercised in full))

Underwriting discounts and commissions:	$0.7875 per Depositary Share; $3,150,000 total ($3,622,500 total, if over-allotment option is exercised in full)

Proceeds to the Company, before expenses:	$24.2125 per Depositary Share; $96,850,000 total ($111,377,500 total, if over-allotment option is exercised in full)

Sole Lead and Book Running Manager:	Wachovia Capital Markets, LLC	2,920,636 shares

Co-Managers:	Credit Suisse Securities (USA) LLC	285,714 shares
	J.P. Morgan Securities Inc.	285,714 shares
	Greenwich Capital Markets, Inc.	126,984 shares
	The Huntington Investment Company	126,984 shares
	KeyBanc Capital Markets, a division of McDonald Investments Inc.	126,984 shares
	SunTrust Capital Markets, Inc.	126,984 shares

Liquidation Preference:	$25.00 per Depositary Share

Dividend rate:	9.75% of the liquidation preference per annum; $2.4375 per annum per Depositary Share, non-cumulative from, but excluding, March 15, 2007 (subject to the dividend rate step-up to 10.75% per annum upon the occurrence of a change of control event as described in the prospectus supplement)

Optional Redemption:	On or after March 15, 2012 (subject to a special optional redemption right upon the occurrence of a change of control event as described in the prospectus supplement)

Trade date:	March 8, 2007

Settlement date:	March 15, 2007

Payment dates:	Quarterly on March 15, June 15, September 15 and December 15 of each year, when, as, and if declared by the Company, beginning on June 15, 2007

Maturity date:	Perpetual

Selling concession:	Not to exceed $0.50 per Depositary Share

Reallowance to other dealers:	Not to exceed $0.45 per Depositary Share

Expected Listing:	New York Stock Exchange under the symbol “MHOPrA”

The issuer has filed a registration statement on Form S-3 (including a prospectus and a preliminary prospectus supplement dated March 7, 2007) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it from Wachovia Capital Markets, LLC by calling toll-free 1- 866-289-1262.

ANNEX A

Significant Subsidiaries

M/I Financial Corp.

M/I Homes of Florida, LLC

M/I Homes of Tampa, LLC

M/I Homes of Central Ohio, LLC

M/I Homes of DC, LLC

EXHIBIT A

Form of Opinion of Vorys, Sater, Seymour and Pease LLP

EXHIBIT B

Form of Opinion of J. Thomas Mason,

General Counsel of the Company